UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 15, 2009
COINSTAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
1800 – 114th Avenue SE
BELLEVUE, WA 98004

(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: (425) 943-8000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Coinstar, Inc. entered into an amendment to the lease for its executive offices at 1800 114th Avenue SE, Bellevue, Washington 98004 (the “Amendment”) with W2007 Seattle Office Bellefield Office Park Realty, L.L.C., the successor-in-interest to EOP Operating Limited Partnership, effective April 15, 2009. The Amendment, among other things, extends the term of the original lease for an additional 10-year period ending on December 31, 2019. This description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated into this Item 1.01 by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	First Amendment to Office Lease Agreement as of April 15, 2009, by and between W2007 Seattle Office Bellefield Office Park Realty, L.L.C. and Coinstar, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINSTAR, INC.
Date: April 21, 2009	By:	/s/ Brian V. Turner
Brian V. Turner
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Office Lease Agreement as of April 15, 2009, by and between W2007 Seattle Office Bellefield Office Park Realty, L.L.C. and Coinstar, Inc.